                                                            ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-83650 for Hartford Life and Annuity Insurance Company Separate Account Five on Form S-6.


                                                        /s/ Arthur Andersen LLP
Hartford, Connecticut
April 7, 2000